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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Act of 1934


Date of Report (Date of earliest event reported):  March 20, 1997


            GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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       (Exact name of Registrant as specified in its Articles)

                         II-A: 0-16388            II-A: 73-1295505
                         II-B: 0-16405            II-B: 73-1303341
                         II-C: 0-16981            II-C: 73-1308986
                         II-D: 0-16980            II-D: 73-1329761
                         II-E: 0-17320            II-E: 73-1324751
                         II-F: 0-17799            II-F: 73-1330632
                         II-G: 0-17802            II-G: 73-1336572
   Oklahoma              II-H: 0-18305            II-H: 73-1342476
----------------         --------------          -----------------
(State or other          (Commission              (I.R.S. Employer
jurisdiction of          File No.)                Identification)
incorporation or
organization)



          Two West Second Street, Tulsa, Oklahoma      74103
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791
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ITEM 5:   OTHER EVENTS

     On October 26, 1994, Geodyne Resources, Inc. ("Geodyne") and the Geodyne Energy Income Limited Partnerships II-A, II-B, II-C, II-D, II-E, II-F, II-G and II-H (collectively, the "Partnerships"), among other parties, were named as defendants in a lawsuit alleging causes of action based on fraud, negligent misrepresentation, breach of fiduciary duty, breach of implied covenant, and breach of contract in connection with the offer and sale of limited partnership interests ("Units") in the Partnerships (Sidney Neidick et al. v. Geodyne Resources, Inc., et al., Case No. 94-052860, District Court of Harris County, Texas). The plaintiffs' petition alleged that the lawsuit was being brought as a class action on behalf of investors who purchased Units in the Partnerships. On June 7, 1995, Geodyne and the Partnerships were dismissed without prejudice as defendants in the matter. In addition, on June 7, 1995, the matter was certified as a class action. A class action notice was mailed on June 7, 1995, to all Limited Partners who are members of the class.

     On November 23 and 25, 1994, Geodyne, PaineWebber Incorporated ("PaineWebber"), and certain other parties were named as defendants in two related lawsuits alleging misrepresentations made to induce investments in the Partnerships and asserting causes of action for common law fraud and deceit and unjust enrichment (Romine v. PaineWebber, Inc., et al, Case No. 94-CIV-8558, U. S. District Court, Southern District of New York and Romine v. PaineWebber, Inc., et al, Case No. 94-132844, Supreme Court of the State of New York, County of New York). The federal court case was later consolidated with other similar actions (to which Geodyne is not a party) under the title In
Re: PaineWebber Limited Partnerships' Litigation and was certified as a class action on May 30, 1995 (the "Federal Partnership Class Action"). A class action notice was mailed on June 7, 1995 to all members of the class. The Federal Partnership Class Action also alleges violations of 18 U.S.C. Section 1962(c) and the Securities Exchange Act of 1934. Compensatory and punitive damages, interest, and costs have been requested in both matters. The amended complaint in the Federal Partnership Class Action no longer asserts any claim directly against Geodyne.

     On January 18, 1996, PaineWebber issued a press release indicating that it had reached an agreement to settle the pending Federal Partnership Class Action along with the Neidick matter referred to above (collectively, the "PaineWebber Partnership Class Actions"), along with a settlement with the SEC and an agreement to settle with various state securities regulators. On that date, PaineWebber paid $125 million into an interest bearing account as part of a memorandum of understanding in connection with the proposed settlement (the "Settlement Fund"). The Settlement Fund applies to claims related to both the Partnerships and certain other investment programs sold by PaineWebber. In addition, PaineWebber agreed to a SEC administrative order creating a capped $40 million fund (the "SEC Claims Fund"), which is to be distributed to eligible Limited Partners by an independent administrator (the "Claims Administrator"); a civil penalty of $5 million leveled by the SEC; and payments aggregating $5 million to state securities administrators. Such settlement is not an obligation of either the Partnerships or Geodyne and, accordingly, would not affect the financial statements of the Partnerships.

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     In connection with the  PaineWebber Partnership Class Actions, on
July 17, 1996 the federal court entered a preliminary order regarding the settlement proceedings referred to above. Pursuant to that order, plaintiffs' counsel mailed to class members the Class Settlement
Notice (the "Notice") and Proof of Claim.   Eligible class members are
generally those who purchased their Units through PaineWebber on or before December 31, 1992 and who have not (i) previously opted out of the Class, (ii) previously released PaineWebber, or (iii) finally adjudicated their claims against PaineWebber.

     Plaintiffs' counsel will be responsible for allocating payments from the $125 million Settlement Fund previously funded by PaineWebber among eligible Limited Partners and investors in other unrelated PaineWebber partnerships in accordance with the settlement. The amount and date of any payment will vary depending upon many factors set forth in the Notice. It is currently expected that payments from the Settlement Fund will be made some time in 1997.

     In addition, eligible Limited Partners in the Partnerships who held their Units on June 3, 1996 may be entitled to certain additional payments from an escrow fund to which PaineWebber will make payments through May 30, 2001 if spot market oil and natural gas prices as reported by the New York Mercantile Exchange fall below certain thresholds set forth in the Notice (the "Pricing Guarantee"). The threshold prices used in the Pricing Guarantee are $18.00 per barrel of oil and $1.80 per Mcf of gas. Under the Notice, PaineWebber payments, if any, made pursuant to the Pricing Guarantee will be paid to Limited Partners of record on June 30, 1996 irrespective of whether they subsequently sell/dispose of their Units to third parties. The Pricing Guarantee does NOT attach to the Units as an attribute of ownership in the Partnerships and is not an obligation of either Geodyne or the Partnerships.

     A look back provision is also included in the settlement which may provide additional funds as of January 1, 2001 for eligible Limited Partners. Class members who sold their Units prior to June 30, 1996 will not be eligible for payments, if any, under the Pricing Guarantee or the look back provision.

     Eligible Limited Partners were required to timely execute and return a proof of claim by January 17, 1997 in order to participate in the settlement.

     In connection with the SEC Claims Fund, on April 17, 1996, PaineWebber mailed a Notice and Claim Form to each Limited Partner who purchased Units in the Partnerships through PaineWebber from January 1, 1986 to December 31, 1992. Limited Partners are not eligible to participate in the claims process if they (i) previously reached a settlement with PaineWebber or (ii) had their direct investment claim resolved by a court or in arbitration. Participation in the claims process is optional, and does not prevent a Limited Partner from pursuing any other remedy against PaineWebber that may be available. Limited Partners had until October 22, 1996 to complete the claim form and return it to the Claims Administrator. The determination of whether a Limited Partner is entitled to a recovery under the SEC Claims Fund will be based on whether or not the Claims Administrator determines that the Limited Partner's investment in the Partnerships was suitable for him at the time of purchase. In addition, if the Limited Partner has opted out of the PaineWebber Partnership Class

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Action and has not already settled with PaineWebber or has had a claim resolved by a court  or in arbitration, the Claims  Administrator will
also   consider  allegations  that  misrepresentations  were  made  in connection with the sale of the Units.

     On March 20, 1997 the settlement described above was confirmed by the federal court.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-A
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-B
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-C
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-D
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-E
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-F
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-G
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-H


                         By:  GEODYNE RESOURCES, INC.
                              General Partner


DATE: April 2, 1997           //s// Dennis R. Neill
                              ______________________________
                              Dennis R. Neill
                              President

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